EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         OF DELTA PETROLEUM CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Delta Petroleum Corporation for the period ending September 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Delta Petroleum Corporation.





/s/ Roger A. Parker
Roger A. Parker
Chief Executive Officer
November 5, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Delta Petroleum Corporation and will be retained by Delta Petroleum Corporation and furnished to the Securities and Exchange Commission upon request.